Exhibit 10.2

THIS JOINDER AGREEMENT, dated as of the 25th day of June, 2015, made by each undersigned Subsidiary (each an “Additional Assignor”, and together the “Additional Assignors”) in favor of JPMorgan Chase Bank, N.A., as collateral agent (in such capacity the “Collateral Agent”) for the benefit of the Secured Creditors referred to in the Guarantee and Collateral Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement.

W I T N E S S E T H :

WHEREAS, Lee Enterprises, Incorporated (the “Borrower”) entered into a First Lien Credit Agreement, dated as of March 31, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent;

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries have entered into the First Lien Guarantee and Collateral Agreement, dated as of March 31, 2014 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Collateral Agent for the ratable benefit of the Secured Creditors;

WHEREAS, pursuant to the Credit Agreement, upon the occurrence of the Pulitzer Debt Satisfaction Date, each Additional Assignor is required to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, on the date hereof substantially contemporaneously with the execution hereof, the Pulitzer Debt Satisfaction Date shall have occurred and each Additional Assignor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Joinder Agreement, each Additional Assignor, as provided in Section 12.12 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Guarantor and an Assignor thereunder with the same force and effect as if originally named therein as a Guarantor and an Assignor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and an Assignor thereunder. The information set forth in the Annexes hereto is hereby added to the information set forth in the Annexes to the Guarantee and Collateral Agreement. Each Additional Assignor hereby represents and warrants that each of the representations and warranties contained in Article 3 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date.

2. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank – Signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

PULITZER INC., as an Assignor

By:		/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

FLAGSTAFF PUBLISHING CO.
HANFORD SENTINEL INC.
NAPA VALLEY PUBLISHING CO.
PANTAGRAPH PUBLISHING CO.
PULITZER MISSOURI NEWSPAPERS, INC.
PULITZER NEWSPAPERS, INC.
PULITZER TECHNOLOGIES, INC.
SANTA MARIA TIMES, INC.
SOUTHWESTERN OREGON PUBLISHING CO.
STAR PUBLISHING COMPANY
YNEZ CORPORATION, each as an Assignor

By:		/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

FAIRGROVE LLC, as an Assignor

By:		ST. LOUIS POST-DISPATCH LLC,
Managing Member

By:		PULITZER INC., Managing Member

	By:	/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

[Signature Page to Joinder Agreement (First Lien Guarantee and Collateral Agreement)]

AMPLIFIED DIGITAL, LLC
ST. LOUIS POST-DISPATCH LLC
STL DISTRIBUTION SERVICES LLC
SUBURBAN JOURNALS OF GREATER ST. LOUIS LLC
PULITZER NETWORK SYSTEMS LLC, each as an Assignor

By:	PULITZER INC., Managing Member

	By:	/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

[Signature Page to Joinder Agreement (First Lien Guarantee and Collateral Agreement)]

SUPPLEMENT TO ANNEX A

SCHEDULE OF CHIEF EXECUTIVE OFFICES

See attached.

Name of Assignor	Address(es) of Chief Executive Office

Pulitzer Inc.	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Pulitzer Technologies, Inc.	900 N. Tucker Blvd. St. Louis, MO 63101-1099

St. Louis Post-Dispatch LLC	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Fairgrove LLC	900 N. Tucker Blvd. St. Louis, MO 63101-1099

STL Distribution Services LLC	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Suburban Journals of Greater St. Louis LLC	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Pulitzer Network Systems LLC	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Pulitzer Newspapers, Inc.	404 W. 3700 N. Provo, UT 84604

Flagstaff Publishing Co.	1751 South Thompson Street Flagstaff, AZ 86001

Hanford Sentinel, Inc.	300 E. 6th St. Hanford, CA 93232

Amplified Digital LLC	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Napa Valley Publishing Co.	1615 2nd Street Napa, CA 94559

Pantagraph Publishing Co.	301 W. Washington St. Bloomington, IL 61702

SUPPLEMENT TO ANNEX A

Pulitzer Missouri Newspapers, Inc.	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Santa Maria Times, Inc.	3200 Skyway Dr. Santa Maria, CA 93455

Southwestern Oregon Publishing Co.	350 Commercial Ave. Coos Bay, OR 97420

Ynez Corporation	115 North H Street. Lompoc, CA 93438

Star Publishing Company	201 N. Harrison St. Ste. 600 Davenport, IA 52801

SUPPLEMENT TO ANNEX B

[Reserved]

SUPPLEMENT TO ANNEX C

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION, LOCATION, ORGANIZATIONAL IDENTIFICATION NUMBERS AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS

See attached.

Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Assignor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)

Pulitzer Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	2900072	43-1819711	No

Amplified Digital LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	5301440	46-2245913	No

Pulitzer Technologies, Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3219438	43-1108892	No

St. Louis Post-Dispatch LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3211374	43-1885357	No

Fairgrove LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3324157	n/a	No

STL Distribution Services LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3371779	43-1920922	No

Suburban Journals of Greater St. Louis LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3245491	43-1896217	No

Pulitzer Network Systems LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3149424	43-1885359	No

Pulitzer Newspapers, Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	0317323	91-0401560	No

SUPPLEMENT TO ANNEX C

Flagstaff Publishing Co.	Corporation	Yes	Washington	1751 South Thompson Street, Flagstaff, AZ 86001	601114945	86-0134796	No

Hanford Sentinel, Inc.	Corporation	Yes	Washington	300 E. 6th St., Hanford, CA 93232	601117400	94-1410775	No

Napa Valley Publishing Co.	Corporation	Yes	Washington	1615 2nd Street, Napa, CA 94559	601114867	94-1427802	No

Pantagraph Publishing Co.	Corporation	Yes	Delaware	301 W. Washington St., Bloomington, IL 61702	2062509	36-3367058	No

Pulitzer Missouri Newspapers, Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	2618272	61-1301960	No

Santa Maria Times, Inc.	Corporation	Yes	Nevada	3200 Skyway Dr., Santa Maria, CA 93455	C2869-1973	91-0903801	No

Southwestern Oregon Publishing Co.	Corporation	Yes	Oregon	350 Commercial Ave., Coos Bay, OR 97420	101998-18	91-0900741	No

Ynez Corporation	Corporation	Yes	California	115 North H Street. Lompoc, CA 93438	C0710848	95-2875443	No

Star Publishing Company	Corporation	Yes	Arizona	4850 S. Park Ave., Tucson, AZ 85714	0066033-8	86-0200690	No

SUPPLEMENT TO ANNEX D

[Reserved]

SUPPLEMENT TO ANNEX E

DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN ONE YEAR

PRIOR TO THE DATE OF THE GUARANTEE AND COLLATERAL AGREEMENT

Name of Assignor	Description of any Transactions as required by Section 3.8 of the Guarantee and Collateral Agreement

Pulitzer Inc.	N/A

Amplified Digital LLC	N/A

Pulitzer Technologies, Inc.	N/A

St. Louis Post-Dispatch LLC	N/A

Fairgrove LLC	N/A

STL Distribution Services LLC	N/A

Suburban Journals of Greater St. Louis LLC	N/A

Pulitzer Network Systems LLC	N/A

Pulitzer Newspapers, Inc.	N/A

Flagstaff Publishing Co.	N/A

Hanford Sentinel, Inc.	N/A

Napa Valley Publishing Co.	N/A

Pantagraph Publishing Co.	N/A

Pulitzer Missouri Newspapers, Inc.	N/A

Santa Maria Times, Inc.	N/A

Southwestern Oregon Publishing Co.	N/A

Ynez Corporation	N/A

Star Publishing Company	N/A

SUPPLEMENT TO ANNEX F

SCHEDULE OF DEPOSIT ACCOUNTS

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **

Pulitzer Inc.	Pulitzer Inc.	1539 1037 9749	US Bank 201 W. 2nd Street Davenport, IA 52801	New York

Pulitzer Inc.	Pulitzer Sweep	253800001252	US Bank 201 W. 2nd Street Davenport, IA 52801	New York

Flagstaff Publishing Co.	Arizona Daily Sun Flagstaff	8010486010	Alliance Bank of Arizona 214 East Birch Flagstaff, AZ 86001 Attn: Steve Keith	New York

Flagstaff Publishing Co.	Arizona Daily Sun	153910045522	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York

Pulitzer Missouri Newspapers, Inc.	Daily Journal—Park Hills	153910045563	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York

Pantagraph Publishing Co.	The Pantagraph	153910379806	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York

Pulitzer Missouri Newspapers, Inc.	Daily Journal—Park Hills	153910045688	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York

SUPPLEMENT TO ANNEX F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **

Pulitzer Missouri Newspapers, Inc.	Daily Journal—Park Hills	153910249744	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York

Pantagraph Publishing Co.	Pantagraph Publishing Co.	153910255444	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York

Hanford Sentinel, Inc.	Hanford	4470332897	Union Bank 225 W. 7th St. Hanford, CA 93230 559-582-1086 Attn: Lorena Gonzalez lorena.gonzalez@unionbank.com	New York	**

STL Distribution Services LLC	STL Distribution Services LLC	153910045548	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Hanford Sentinel, Inc.	The Sentinel -Hanford	153910045589	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Newspapers, Inc.	The Daily Herald—Provo	153910045597	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Santa Maria Times, Inc.	Santa Maria Times	153910045621	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

SUPPLEMENT TO ANNEX F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **

Southwestern Oregon Publishing Co.	The World #2312—Coos Bay	153910045639	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Napa Valley Publishing Co.	Napa Valley Publishing	153910045647	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Newspapers, Inc.	Daily Herald PBS	153910045696	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Newspapers, Inc.	Daily Herald Classified	153910045704	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Newspapers, Inc.	Daily Herald Circ	153910045712	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

St. Louis Post-Dispatch LLC	St Louis Post Dispatch	153910045746	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Southwestern Oregon Publishing Co.	The World	153910249728	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

SUPPLEMENT TO ANNEX F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **

St. Louis Post-Dispatch LLC	St Louis Post Dispatch Marketing	153910379673	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

St. Louis Post-Dispatch LLC	St Louis Post Dispatch PD Online	153910379681	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Flagstaff Publishing Co.	Arizona Daily Sun	153910379699	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Hanford Sentinel, Inc.	The Sentinel -Hanford	153910379756	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

St. Louis Post-Dispatch LLC	St Louis Post Dispatch	15391037 9723	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Inc.	Pulitzer Circulation	153910379780	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Inc.	Pulitzer Inc.	182380187852	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

SUPPLEMENT TO ANNEX G

DESCRIPTION OF COMMERCIAL TORT CLAIMS

NONE OVER $100,000

SUPPLEMENT TO ANNEX H

SCHEDULE OF MARKS AND APPLICATIONS; INTERNET DOMAIN NAME REGISTRATIONS; MASTHEADS;

MOBILE/TABLE APPLICATIONS; TRADE NAMES; AND SOFTWARE

1.	Marks and Applications:

a.	Pulitzer Federal Marks (registered with the USPTO)

Owner	Mark	Reg. Date	Registration No.

Pulitzer Inc.	100 Neediest Cases	5/24/1983	1239334

	Everyday	10/30/2001	2501621

	Feast	10/16/2007	3314639

	Feast	4/3/2012	4122623

	Feast Magazine	4/26/2011	3952650

	Get Out	5/28/1996	1976900

	St. Louis Post-Dispatch	9/17/1991	1657386

	Feast TV	5/19/2015	4738392

Pulitzer Newspapers, Inc.	American Canyon Eagle	7/18/2006	3118141

	Arizona Daily Sun	12/10/2002	2659561

	Flagstaff Live!	10/22/2002	2639764

	Inside Napa Valley	10/22/2002	2639765

	Selma Enterprise	2/4/2003	2683717

	The Kingsburg Recorder	10/22/2002	2639773

	The Napa Valley Register	2/4/2003	2683714

	The Pantagraph	11/25/2003	2786223

St. Louis Post-Dispatch LLC	STL Today	4/15/2003	2706149

SUPPLEMENT TO ANNEX H

c.	Pulitzer State Marks

Owner	Mark	Registration/ Filing/Issued Date	Jurisdiction	Registration No.

Flagstaff Publishing Co.	Best of Flagstaff	9/21/1995	Arizona	36272

	99 Things To Do In Northern Arizona	2/26/1999	Arizona	42283

Pantagraph Publishing Co.	Pantagraph	12/27/2006	Illinois	096948

SUPPLEMENT TO ANNEX H

2.	Internet Domain Name Registrations:

Assignors may use domain names and/or be the registrant of record for domain names that are beneficially owned by third parties that are not subject to or a part of this Agreement and therefore those domain names are not listed in this Annex H.

Assignors may own immaterial domain names that are not used and thus not included in this Annex. Assignors may also have included immaterial domain names in this Annex that are not in use. Domain names are set forth in this Annex under the subsidiaries who are their beneficial owners; however, such domain names may be formally registered to parties including: Lee Publications, Inc., Lee Procurement Solutions Co., Lee Enterprises, Lee Enterprises, Incorporated, INN Partners L.C., or Lee Consolidated Holdings Co.

a.	Pulitzer Domain Names

DOMAIN NAME	BENEFICIAL OWNER

amp-li-fid-digital.com	Amplified Digital

amp-li-fid-digital.net	Amplified Digital

amp-li-fiddigital.com	Amplified Digital

amp-li-fiddigital.net	Amplified Digital

ampdigitalstl.com	Amplified Digital

ampdigitalstl.net	Amplified Digital

amplifiddigital.com	Amplified Digital

amplifiddigital.net	Amplified Digital

amplifiddigitalstl.net	Amplified Digital

amplifiedautos.com	Amplified Digital

amplifieddigitalagency.com	Amplified Digital

amplifieddigitalstl.net	Amplified Digital

digitalmarketingsolutionsgroup.com	Amplified Digital

dmsgroup.com	Amplified Digital

dmsgroupstl.com	Amplified Digital

dmsgroupstl.info	Amplified Digital

dmsgroupstl.net	Amplified Digital

trackmycall.com	Amplified Digital

trackmycall.net	Amplified Digital

theadobepress.com	Adobe Press

arizonadailysun.com	Arizona Daily Sun

arizonadailysun.net	Arizona Daily Sun

azdailysun.com	Arizona Daily Sun

azdailysun.net	Arizona Daily Sun

azdailysun.xxx	Arizona Daily Sun

azdailysun-inserts.com	Arizona Daily Sun

directimpress.com	Arizona Daily Sun

SUPPLEMENT TO ANNEX H

directmailarizona.com	Arizona Daily Sun

directmailflagstaff.com	Arizona Daily Sun

directreps.com	Arizona Daily Sun

emediatools.com	Arizona Daily Sun

flaglive.com	Arizona Daily Sun

flagstaffautofinder.com	Arizona Daily Sun

flagstaffhomefinder.com	Arizona Daily Sun

flagstafflive.com	Arizona Daily Sun

flagstafflives.com	Arizona Daily Sun

flagstaffsnowday.com	Arizona Daily Sun

flagstaffwinterfest.com	Arizona Daily Sun

gcscout.com	Arizona Daily Sun

grandcanyonscout.com	Arizona Daily Sun

m.azdailysun.com	Arizona Daily Sun

mailstakes.com	Arizona Daily Sun

mailstakes.net	Arizona Daily Sun

mountainlivingmagazine.com	Arizona Daily Sun

namlm.com	Arizona Daily Sun

sellitaz.com	Arizona Daily Sun

sellitflag.com	Arizona Daily Sun

sellitflagstaff.com	Arizona Daily Sun

thursdaysonthesquare.com	Arizona Daily Sun

yourgrandcanyonguide.com	Arizona Daily Sun

dailysundigitalsolutions.com	Arizona Daily Sun

dailysunmediasolutions.com	Arizona Daily Sun

finditflagstaff.com	Arizona Daily Sun

bandonwesternworld.com	Bandon Western World

westernworldnewspaper.com	Bandon Western World

farmercityjournal.com	Bloomington Pantagraph

gibsoncitycourier.com	Bloomington Pantagraph

leroyjournal.com	Bloomington Pantagraph

m.pantagraph.com	Bloomington Pantagraph

mypantagraph.com	Bloomington Pantagraph

pantagraph.com	Bloomington Pantagraph

pantagraph.xxx	Bloomington Pantagraph

pantagraphautos.com	Bloomington Pantagraph

pantagraphclassifieds.com	Bloomington Pantagraph

pantagraphhomemarket.com	Bloomington Pantagraph

woodcojo.com	Bloomington Pantagraph

woodfordcountyjournal.com	Bloomington Pantagraph

b2b309.biz	Bloomington Pantagraph

SUPPLEMENT TO ANNEX H

bloomington.wheelsforyou.com	Bloomington Pantagraph

business309	Bloomington Pantagraph

cgi.pantagraph.com	Bloomington Pantagraph

circulars.pantagraph.com	Bloomington Pantagraph

edition.pantagraph.com	Bloomington Pantagraph

homes.pantagraph.com	Bloomington Pantagraph

illpolitics.com	Bloomington Pantagraph

jobs.pantagraph.com	Bloomington Pantagraph

live617.com	Bloomington Pantagraph

local.pantagrah.com	Bloomington Pantagraph

mobile.pantagraph.com	Bloomington Pantagraph

my.pantagraph.com	Bloomington Pantagraph

pa-ee.pantagraph.com	Bloomington Pantagraph

politicsillinois.com	Bloomington Pantagraph

stats.pantagraph.com	Bloomington Pantagraph

tcstyle.com	Bloomington Pantagraph

theuguide.com	Bloomington Pantagraph

www2.pantagraph.com	Bloomington Pantagraph

dailyjournalmo.com	Daily Journal

dailyjournalonline.com	Daily Journal

dailyjournalonline.xxx	Daily Journal

democratnewsonline.com	Daily Journal

farmingtonpressonline.com	Daily Journal

m.dailyjournalonline.com	Daily Journal

mydjconnection.com	Daily Journal

centralvalleyview.com	Hanford Sentinel

cumberlink.xxx	Hanford Sentinel

hanfordsentinel.com	Hanford Sentinel

hanfordsentinel.xxx	Hanford Sentinel

hanfordvoice.com	Hanford Sentinel

homestricounty.net	Hanford Sentinel

kcvalleyview.com	Hanford Sentinel

kingscountyvoice.com	Hanford Sentinel

lemoorenavynews.com	Hanford Sentinel

lemoorevoice.com	Hanford Sentinel

m.hanfordsentinel.com	Hanford Sentinel

newzcentral.com	Hanford Sentinel

shippsentinel.com	Hanford Sentinel

sentinel.wheelsforyou.com	Hanford Sentinel

kingscountybusinesssentinel.biz	Kings County Business Sentinel

kingscountybusinesssentinel.com	Kings County Business Sentinel

SUPPLEMENT TO ANNEX H

kingscountybusinesssentinel.net	Kings County Business Sentinel

kingsburgrecorder.com	Kingsburg Recorder

laduenews.com	Ladue News

centralcoastwheels.com	Lompoc Record

centralcoastwheelsforyou.com	Lompoc Record

lompocrecord.com	Lompoc Record

lompocrecord.xxx	Lompoc Record

m.lompocrecord.com	Lompoc Record

amcaneagle.com	Napa Valley Register

americancanyoneagle.com	Napa Valley Register

distinctiveproperties.com	Napa Valley Register

enapavalley.com	Napa Valley Register

insidenapavalley.com	Napa Valley Register

m.napavalleyregister.com	Napa Valley Register

napabusinesstimes.com	Napa Valley Register

napanews.com	Napa Valley Register

naparegister.com	Napa Valley Register

napavalleybusinesstimes.com	Napa Valley Register

napavalleyregister.com	Napa Valley Register

napavalleyregister.xxx	Napa Valley Register

napavalleywheels.com	Napa Valley Register

nvbusinesstimes.com	Napa Valley Register

nvregister.com	Napa Valley Register

searchnapa.com	Napa Valley Register

sthelenastar.com	Napa Valley Register

tiempolatino.net	Napa Valley Register

weeklycalistogan.com	Napa Valley Register

adsandbargains.com	Provo Daily Herald

asavvylife.com	Provo Daily Herald

beatthezuke.com	Provo Daily Herald

cougarblue.com	Provo Daily Herald

daily-herald.com	Provo Daily Herald

dealsgonemobile.com	Provo Daily Herald

harktheherald.com	Provo Daily Herald

heraldextra.com	Provo Daily Herald

heraldextra.com	Provo Daily Herald

heraldextra.xxx	Provo Daily Herald

m.savvyshopperdeals.com	Provo Daily Herald

myheraldextra.com	Provo Daily Herald

myutah.info	Provo Daily Herald

preprallyutah.com	Provo Daily Herald

SUPPLEMENT TO ANNEX H

provodailyherald.com	Provo Daily Herald

savvyshopperdeals.com	Provo Daily Herald

utahadventurer.com	Provo Daily Herald

utahmomclick.com	Provo Daily Herald

uvbid.com	Provo Daily Herald

uvhomechoice.com	Provo Daily Herald

wearesanpete.com	Provo Daily Herald

heraldextra.net	Provo Daily Herald

paysonldstemple.com	Provo Daily Herald

provocitycentertemple.com	Provo Daily Herald

provocitycentertemple.org	Provo Daily Herald

provodh.com	Provo Daily Herald

utahbestbridal.com	Provo Daily Herald

utahadventure.com	Provo Daily Herald

Pulitzer.net	Pulitzer, Inc.

bridescentralcoast.com	Santa Maria Times

centralcoastsavvyshopper.com	Santa Maria Times

fromthevine.info	Santa Maria Times

fromthevine.net	Santa Maria Times

insidesmvalley.com	Santa Maria Times

m.santamariatimes.com	Santa Maria Times

periodicoeltiempo.com	Santa Maria Times

santamariatimes.com	Santa Maria Times

santamariatimes.xxx	Santa Maria Times

spacecountrytimes.com	Santa Maria Times

thetimespressrecorder.com	Santa Maria Times

welcomecentralcoast.com	Santa Maria Times

m.syvnews.com	Santa Ynez Valley News

syvnews.com	Santa Ynez Valley News

selmaenterprise.com	Selma Enterprise

4posttraffic.com	St. Louis Post-Dispatch

900walnut.net	St. Louis Post-Dispatch

amplifiddigitalstl.com	St. Louis Post-Dispatch

amplifieddigitalstl.com	St. Louis Post-Dispatch

applypd.com	St. Louis Post-Dispatch

feastmag.org	St. Louis Post-Dispatch

feast-magazine.com	St. Louis Post-Dispatch

feast-magazine.net	St. Louis Post-Dispatch

feast-magazine.org	St. Louis Post-Dispatch

feaststl.com	St. Louis Post-Dispatch

feaststl.net	St. Louis Post-Dispatch

SUPPLEMENT TO ANNEX H

feaststl.org	St. Louis Post-Dispatch

feastil.com	St. Louis Post-Dispatch

feastkc.com	St. Louis Post-Dispatch

feastmag.net	St. Louis Post-Dispatch

feastmagazine.com	St. Louis Post-Dispatch

feastmidwest.com	St. Louis Post-Dispatch

feastmo.com	St. Louis Post-Dispatch

localvaluesdirect.com	St. Louis Post-Dispatch

m.feaststl.com	St. Louis Post-Dispatch

m.stltoday.com	St. Louis Post-Dispatch

mohealthreport.com	St. Louis Post-Dispatch

myp-d.com	St. Louis Post-Dispatch

mypostdispatch.com	St. Louis Post-Dispatch

mypost-dispatch.com	St. Louis Post-Dispatch

mystltoday.com	St. Louis Post-Dispatch

nowhiringstl.com	St. Louis Post-Dispatch

on-timetraffic.com	St. Louis Post-Dispatch

p4to.com	St. Louis Post-Dispatch

pdmarketmax.com	St. Louis Post-Dispatch

pdonline.com	St. Louis Post-Dispatch

politicalfix.com	St. Louis Post-Dispatch

post4trafficonline.com	St. Louis Post-Dispatch

postand4traffic.com	St. Louis Post-Dispatch

postdispat.ch	St. Louis Post-Dispatch

postdispatch.com	St. Louis Post-Dispatch

post-dispatch.com	St. Louis Post-Dispatch

post-dispatch.info	St. Louis Post-Dispatch

post-dispatchrewards.com	St. Louis Post-Dispatch

post-dispatchstore.com	St. Louis Post-Dispatch

postfortrafficonline.com	St. Louis Post-Dispatch

postfortrafficon-line.com	St. Louis Post-Dispatch

postfourtrafficonline.com	St. Louis Post-Dispatch

postfourtrafficon-line.com	St. Louis Post-Dispatch

prepsportsshow.com	St. Louis Post-Dispatch

ridesthemagazine.com	St. Louis Post-Dispatch

saintlouisdirect.com	St. Louis Post-Dispatch

saintlouistoday.com	St. Louis Post-Dispatch

sellitsaintlouis.com	St. Louis Post-Dispatch

stl4traffic.com	St. Louis Post-Dispatch

stlapply.com	St. Louis Post-Dispatch

stlatwork.biz	St. Louis Post-Dispatch

SUPPLEMENT TO ANNEX H

stlatwork.com	St. Louis Post-Dispatch

stlcaring.com	St. Louis Post-Dispatch

stlezads.com	St. Louis Post-Dispatch

stlezads.net	St. Louis Post-Dispatch

stlfeast.com	St. Louis Post-Dispatch

stlfeast.net	St. Louis Post-Dispatch

stlfeast.org	St. Louis Post-Dispatch

stlfeasts.com	St. Louis Post-Dispatch

stl-feasts.com	St. Louis Post-Dispatch

stlfeasts.net	St. Louis Post-Dispatch

stl-feasts.net	St. Louis Post-Dispatch

stlfeasts.org	St. Louis Post-Dispatch

stl-feasts.org	St. Louis Post-Dispatch

stlhealthandfitness.com	St. Louis Post-Dispatch

stl-iparty.com	St. Louis Post-Dispatch

stlmamarama.com	St. Louis Post-Dispatch

stlmarketplace.com	St. Louis Post-Dispatch

stlmomsanddads.com	St. Louis Post-Dispatch

stlouisatwork.biz	St. Louis Post-Dispatch

stlouisatwork.com	St. Louis Post-Dispatch

stlouisfeast.com	St. Louis Post-Dispatch

stlouisfeast.net	St. Louis Post-Dispatch

stlouisfeast.org	St. Louis Post-Dispatch

stlouisfeasts.com	St. Louis Post-Dispatch

stlouis-feasts.com	St. Louis Post-Dispatch

stlouisfeasts.net	St. Louis Post-Dispatch

stlouis-feasts.net	St. Louis Post-Dispatch

stlouisfeasts.org	St. Louis Post-Dispatch

stlouis-feasts.org	St. Louis Post-Dispatch

stlouisnews.com	St. Louis Post-Dispatch

stlouisnewspaper.com	St. Louis Post-Dispatch

stlouispost.com	St. Louis Post-Dispatch

stltoday.biz	St. Louis Post-Dispatch

stltoday.com	St. Louis Post-Dispatch

stltoday.net	St. Louis Post-Dispatch

stltoday.org	St. Louis Post-Dispatch

stltodaysucks.com	St. Louis Post-Dispatch

stltodaysucks.net	St. Louis Post-Dispatch

stltodaysucks.org	St. Louis Post-Dispatch

stltonight.com	St. Louis Post-Dispatch

thefeastin.com	St. Louis Post-Dispatch

SUPPLEMENT TO ANNEX H

thefeastin.net	St. Louis Post-Dispatch

thefeastin.org	St. Louis Post-Dispatch

thefeastsite.com	St. Louis Post-Dispatch

thefeastsite.net	St. Louis Post-Dispatch

thefeastsite.org	St. Louis Post-Dispatch

theliststl.com	St. Louis Post-Dispatch

thepostdispatchstore.com	St. Louis Post-Dispatch

thepost-dispatchstore.com	St. Louis Post-Dispatch

workingstlouis.com	St. Louis Post-Dispatch

yourjournal.biz	St. Louis Post-Dispatch

yourjournal.info	St. Louis Post-Dispatch

yournexthomestl.com	St. Louis Post-Dispatch

stldistribution.net	STL Distribution Services

stldistributionservices.com	STL Distribution Services

stldist.com	STL Distribution Services

ampforteens.com	Suburban Journals of Greater St. Louis

claytonbusinessjournal.com	Suburban Journals of Greater St. Louis

claytonbusinessnews.com	Suburban Journals of Greater St. Louis

edwardsvillejournal.com	Suburban Journals of Greater St. Louis

ejournals.com	Suburban Journals of Greater St. Louis

granitecitypress-record.com	Suburban Journals of Greater St. Louis

hazelwood-bridgetonjournal.com	Suburban Journals of Greater St. Louis

illinoiswinepress.com	Suburban Journals of Greater St. Louis

iparty-ladue.com	Suburban Journals of Greater St. Louis

iparty-stl.com	Suburban Journals of Greater St. Louis

jeffcountyjournal.com	Suburban Journals of Greater St. Louis

kirkwoodwebsterjournal.com	Suburban Journals of Greater St. Louis

laduenews.com	Suburban Journals of Greater St. Louis

laduenews.info	Suburban Journals of Greater St. Louis

millstadtenterprise.com	Suburban Journals of Greater St. Louis

missouriwinepress.com	Suburban Journals of Greater St. Louis

mysuburbanjournal.com	Suburban Journals of Greater St. Louis

networkstlouis.com	Suburban Journals of Greater St. Louis

newsdemocratejournal.com	Suburban Journals of Greater St. Louis

newsdemocratjournal.com	Suburban Journals of Greater St. Louis

northeastcountyjournal.com	Suburban Journals of Greater St. Louis

northwestcountyjournal.com	Suburban Journals of Greater St. Louis

oakville-mehlvillejournal.com	Suburban Journals of Greater St. Louis

oldnewsboyday.com	Suburban Journals of Greater St. Louis

oldnewsboysday.com	Suburban Journals of Greater St. Louis

oldnewsboysday.org	Suburban Journals of Greater St. Louis

SUPPLEMENT TO ANNEX H

overland-stannjournal.com	Suburban Journals of Greater St. Louis

readjo.com	Suburban Journals of Greater St. Louis

saintlouisbestbridal.com	Suburban Journals of Greater St. Louis

savvyfamily.com	Suburban Journals of Greater St. Louis

southwestcityjournal.com	Suburban Journals of Greater St. Louis

southwestcountyjournal.com	Suburban Journals of Greater St. Louis

statsonline.com	Suburban Journals of Greater St. Louis

stcjournal.com	Suburban Journals of Greater St. Louis

stclairjournal.com	Suburban Journals of Greater St. Louis

stc-news.com	Suburban Journals of Greater St. Louis

stcsuburbanjournal.com	Suburban Journals of Greater St. Louis

stlathlete.biz	Suburban Journals of Greater St. Louis

stlathlete.com	Suburban Journals of Greater St. Louis

stlathlete.mobi	Suburban Journals of Greater St. Louis

stlathlete.net	Suburban Journals of Greater St. Louis

stlathlete.org	Suburban Journals of Greater St. Louis

stlbestbridal.com	Suburban Journals of Greater St. Louis

stlclubbaseball.com	Suburban Journals of Greater St. Louis

stlclubsoccer.com	Suburban Journals of Greater St. Louis

stlclubsoccer.net	Suburban Journals of Greater St. Louis

stlclubsoccer.org	Suburban Journals of Greater St. Louis

stlclubsoftball.com	Suburban Journals of Greater St. Louis

stlclubsports.com	Suburban Journals of Greater St. Louis

stlclubvolleyball.com	Suburban Journals of Greater St. Louis

stlcollegesports.biz	Suburban Journals of Greater St. Louis

stlcollegesports.com	Suburban Journals of Greater St. Louis

stlcollegesports.info	Suburban Journals of Greater St. Louis

stlcollegesports.mobi	Suburban Journals of Greater St. Louis

stlcollegesports.net	Suburban Journals of Greater St. Louis

stlcollegesports.org	Suburban Journals of Greater St. Louis

stlcycsports.com	Suburban Journals of Greater St. Louis

stldriverjobs.com	Suburban Journals of Greater St. Louis

stlfeastmedia.biz	Suburban Journals of Greater St. Louis

stlfeastmedia.com	Suburban Journals of Greater St. Louis

stlfeastmedia.info	Suburban Journals of Greater St. Louis

stlfeastmedia.mobi	Suburban Journals of Greater St. Louis

stlfeastmedia.net	Suburban Journals of Greater St. Louis

stlfeastmedia.org	Suburban Journals of Greater St. Louis

stlhealthcarejobs.com	Suburban Journals of Greater St. Louis

stlhighschoolsports.biz	Suburban Journals of Greater St. Louis

stlhighschoolsports.com	Suburban Journals of Greater St. Louis

SUPPLEMENT TO ANNEX H

stlhighschoolsports.info	Suburban Journals of Greater St. Louis

stlhighschoolsports.mobi	Suburban Journals of Greater St. Louis

stlhighschoolsports.net	Suburban Journals of Greater St. Louis

stlhighschoolsports.org	Suburban Journals of Greater St. Louis

stlhssports.biz	Suburban Journals of Greater St. Louis

stlhssports.com	Suburban Journals of Greater St. Louis

stlhssports.info	Suburban Journals of Greater St. Louis

stlhssports.mobi	Suburban Journals of Greater St. Louis

stlhssports.net	Suburban Journals of Greater St. Louis

stlhssports.org	Suburban Journals of Greater St. Louis

stlmanufacturingjobs.com	Suburban Journals of Greater St. Louis

stlnursingjobs.com	Suburban Journals of Greater St. Louis

stlouisbestbridal.com	Suburban Journals of Greater St. Louis

stlpreps.com	Suburban Journals of Greater St. Louis

stlprosports.biz	Suburban Journals of Greater St. Louis

stlprosports.com	Suburban Journals of Greater St. Louis

stlprosports.info	Suburban Journals of Greater St. Louis

stlprosports.mobi	Suburban Journals of Greater St. Louis

stlprosports.net	Suburban Journals of Greater St. Louis

stlprosports.org	Suburban Journals of Greater St. Louis

stlsalesjobs.com	Suburban Journals of Greater St. Louis

stluxe.com	Suburban Journals of Greater St. Louis

stluxury.com	Suburban Journals of Greater St. Louis

stlvarsity.com	Suburban Journals of Greater St. Louis

stlyouthsports.com	Suburban Journals of Greater St. Louis

stpetersjournal.com	Suburban Journals of Greater St. Louis

subscribesj.com	Suburban Journals of Greater St. Louis

yourjournal.com	Suburban Journals of Greater St. Louis

timespressrecorder.com	Times Press Recorder

theumpquapost.com	Umpqua Post

m.theworldlink.com	World Link

theworldlink.com	World Link

theworldnewspaper.com	World Link

coquillevalleycourant.com	World Link

SUPPLEMENT TO ANNEX H

3.	Mastheads:

a.	Pulitzer Mastheads

Newspaper Name	Masthead

Arizona Daily Sun

Santa Maria Times

The Lompoc Record

The Sentinel

Napa Valley Register

The Pantagraph

Daily Journal

St. Louis Post-Dispatch

The World

The Daily Herald

SUPPLEMENT TO ANNEX H

4.	Mobile/Tablet Applications:

a.	Pulitzer Mobile/Tablet Applications

Newspaper	Mobile Application	Platform/Device

Arizona Daily Sun	Arizona Daily Sun	iPhone

Daily Journal	Daily Journal	iPhone

Ladue News	Ladue News	iPad

Santa Maria Times	Central Coast Prep Sports	Android

Santa Maria Times	Central Coast Prep Sports for iPhone	iPhone

Santa Maria Times	Santa Maria Times	Android

Santa Maria Times	Santa Maria Times	iPhone

St. Louis Post-Dispatch	Cardinals Baseball	iPad

St. Louis Post-Dispatch	Rams Football News	iPad

St. Louis Post-Dispatch	St. Louis—stltoday.com	Kindle

The Daily Herald	CougarBlue	Android

The Daily Herald	Daily Herald	Android

The Daily Herald	Daily Herald	iPhone

The Daily Herald	Daily Herald Utah Valley News	iPad

The Daily Herald	Provo – Daily Herald	Kindle

The Daily Herald	UV Sports: Daily Herald	Android

The Lompoc Record	Lompoc Record	Android

The Lompoc Record	Lompoc Record	iPhone

The Napa Valley Register	Napa Valley Register: Local news for Napa, CA	iPhone

The Pantagraph	Bloomington – The Pantagraph	Kindle

The Pantagraph	Pantagraph	Android

The Pantagraph	Pantagraph	iPhone

The Pantagraph	The Pantagraph for iPad	iPad

The Sentinel	The Sentinel: Local news for Hanford, CA	iPhone

The World	The World: Local news for Coos Bay, OR	iPhone

SUPPLEMENT TO ANNEX H

5.	Trade Names:

a.	Pulitzer Trade Names

Registrant	Jurisdiction	Trade Name	SOS File No.	Expiration
Flagstaff Publishing Co.	AZ	Arizona Daily Sun	254463	8/30/2016

		azdailysun.com	571684	4/30/2018

		SunDial	571686	4/30/2018

		Midweek by Mail	571687	4/30/2018

		Northern Arizona’s Mountain Living Magazine	571688	4/30/2018

		Daily Living	571689	4/30/2018

		Flagstaff Rental Guide	571690	4/30/2018

		99 Things to do in Northern Arizona	571682	4/30/2018

		Flagstaff & Scenic Northern Arizona Calendar	571691	4/30/2018

		Coupons Direct	571692	4/30/2018

Hanford Sentinel, Inc.	CA (Kings Co)	The Sentinel	13-157	4/30/2018

		Sentinel Sampler	13-157	4/30/2018

	CA (Fresno Co)	The Selma Enterprise	2201310002733	5/8/2018

		The Kingsburg Recorder	2201310002733	5/8/2018

		Central Valley Guide North	2201310002733	5/8/2018

Santa Maria Times, Inc.	CA (Santa Barbara Co)	Lee Central Coast Newspapers	2014-0001487	5/20/2019

		Santa Maria Times	2013-0001417	4/29/2018

SUPPLEMENT TO ANNEX H

		Adobe Press	2013-0001417	4/29/2018

		Times Press Recorder	2013-0001417	4/29/2018

		Space Country Times	2013-0001417	4/29/2018

		Santa Ynez Valley News	2013-0001417	4/29/2018

		Santa Ynez Valley Extra	2013-0001417	4/29/2018

		The Lompoc Record	2013-0001417	4/29/2018

		Super Savings	2013-0001417	4/29/2018

Santa Maria Times, Inc.	CA (San Luis Obispo Co)	Adobe Press	2013-0989	4/30/2018

		Times Press Recorder	2013-0989	4/30/2018

Napa Valley Publishing Co.	CA (Napa Co)	American Canyon Eagle	2014-0001217	8/18/2019

		Napa Valley Register	2010-0001420	9/14/2015

		St. Helena Star	2013-0000683	4/30/2018

		The Weekly Calistogan	2013-0000683	4/30/2018

		Inside Napa Valley	2013-0000683	4/30/2018

		Valley Bargain Finder	2013-0000683	4/30/2018

		Distinctive Properties	2013-0000683	4/30/2018

SUPPLEMENT TO ANNEX H

Pantagraph Publishing Co.	IL	The Pantagraph	6085-577-3	1/1/2020

		pantagraph.com	6085-577-3	1/1/2020

		The Gibson City Courier	6085-577-3	1/1/2020

		Woodford Star	6085-577-3	1/1/2020

		Woodford County Journal	6085-577-3	1/1/2020

		Community News	6085-577-3	1/1/2020

		Central Illinois Advertiser	6085-577-3	1/1/2020

		HomeFinder Magazine	6085-577-3	1/1/2020

Pulitzer Inc.	MO	St. Louis Post-Dispatch	X00997458	9/8/2019

Pulitzer Missouri Newspapers, Inc.	MO	Daily Journal	X01310796	4/29/2018

		Daily Journal Advantage	X01310799	4/29/2018

		Daily Journal Weekly Real Estate	X01310800	4/29/2018

		Democrat News	X01310803	4/29/2018

		Farmington Press	X01310806	4/29/2018

		Daily Journal Business Card Directory	X01310810	4/29/2018

		Madison County Info Guide	X01310836	4/29/2018

		Life Planning Guide	X01310838	4/29/2018

		Every Door & More	X01310839	4/29/2018

Suburban Journals of Greater St. Louis LLC	IL	Collinsville Herald	0044531-2	8/1/2015

SUPPLEMENT TO ANNEX H

Suburban Journals of Greater St. Louis LLC	MO	Best Bridal	X01080218	8/23/2015

		Ladue News	X01080165	8/23/2015

		St. Louis Best Bridal	X01080223	8/23/2015

		St. Louis Best Bridal Guide	X00997610	9/8/2019

		St. Louis Best Bridal Magazine	X00997612	9/8/2019

		Suburban Journals	X00997516	9/8/2019

		Suburban Journals of Greater St. Louis	X00997510	9/8/2019

		Granite City Press-Record	X01310847	4/29/2018

		Collinsville Herald	X01310853	4/29/2018

		Feast Magazine	X01310855	4/29/2018

		St. Charles County Journal	X001187797	9/4/2019

Southwestern Oregon Publishing Co.	OR	The World	935157-90	5/3/2017

		Bandon Western World	935155-92	5/3/2017

		The Umpqua Post	935160-95	5/3/2017

Pulitzer Newspapers, Inc.	UT	The Daily Herald	7507658-0151	11/30/2015

		The Pyramid	5530321-0151	12/31/2015

		The Pyramid Shopper	8659478-0151	4/30/2016

SUPPLEMENT TO ANNEX H

6. Software and Licenses:

a(i). Pulitzer Inbound Licenses

Name - Versions	Number - Licenses

APT retail advertising and classified advertising system	Unlimited user licenses

Infinium General Ledger, Payables, Payroll and Human Resources module	1 per site

Microsoft Exchange Server CAL	1 per employee

Microsoft Office suite (various versions)	5,000

Microsoft Windows Server

Microsoft Windows Server CAL	1 per employee

Symantec End Point Protection	1 per employee

SmithTech Snagit	1 license

MS Office 2013 Standard	5 licenses

MS Excel 2013	1 license

CitySpark for Events Portal for STL Today.com	1 license

b(i). Pulitzer Proprietary Software Developed by Townnews

Custom internally written advertising system (Phoenix)

Custom internally written circulation system (Falcon)

SUPPLEMENT TO ANNEX I

SCHEDULE OF PATENTS

None.

SUPPLEMENT TO ANNEX J

SCHEDULE OF COPYRIGHTS

In addition to those copyright registrations listed here, individual newspapers may have published books of local significance and may or may not have registered the copyright thereto. These copyrights are of immaterial value to the Assignors and their Subsidiaries taken as a whole.

Our search of the copyright office records includes only those documents available in the online search engine which only includes records created after January 1, 1978.

1. Pulitzer Copyrights:

Copyright Claimant	Copyright Title	Publication Date	Registration No.
Farmington Press (whose sole owner is Pulitzer Missouri Newspapers, Inc.)	Effective evaluation : models for accountability	08/11/1981	TX0000746557

Flagstaff Publishing Co.	Allegro grazioso	05/31/1991	PAu001522940

	Amazing grace : arr. for handbells	05/31/1991	PAu001522936

	Balet Anglois : Allegretto	05/31/1991	PAu001522939

	Bendemeer’s stream : folk song	05/31/1991	PAu001522935

	A Christmas trilogy	05/31/1991	PA0000563485

	Au Couvent = Cathedral prelude	05/31/1991	PAu001522948

	Danse russe : Scherzo	05/31/1991	PAu001522941

	English folk song	05/31/1991	PAu001522938

	Evening song	05/31/1991	PAu001522945

	Fantasia on Christmas carols	05/31/1991	PA0000563499

	Gavotte in B-flat : Allegro	05/31/1991	PAu001522949

	Hark, the herald angels sing	05/31/1991	PA0000563498

	Hocket	05/31/1991	PAu001522946

	Kaleidoscope : Prelude for Pentecost	05/31/1991	PAu001522937

	Kamennoi-Ostrow = Reve Angelique	05/31/1991	PAu001522947

	Lied italienischer Marinari = Italian sailor’s song	05/31/1991	PAu001522943

SUPPLEMENT TO ANNEX J

	Musette	05/31/1991	PAu001522944

	The Music box	05/31/1991	PA0000563486

	Pange Lingua : Sarum plainsong (mode III)	05/31/1991	PAu001522934

	Suite for handbells	05/31/1991	PAu001522950

	Tamborin	05/31/1991	PAu001522942

Lompoc Record (whose sole owner is Santa Maria Times, Inc.)	Inmate wagers his life on a new identity; USP warden fears con is manipulating US prison system	01/23/1985	TX0001570683

Pantagraph Publishing Co.	See list of serials attached hereto as Exhibit J-3

St. Louis Post-Dispatch LLC	See list of serials attached hereto as Exhibit J-4

	Saint Louis post-dispatch Type of work: Serial Issues registered: October 07 (31 issues)	05/02/2008	TX0006646973

	Saint Louis post-dispatch Type of work: Serial Issues registered: April 2008 (30 issues)	09/03/2008	TX0006665115

	Saint Louis post-dispatch Type of work: Serial Issues registered: May 2008 (31 issues)	09/03/2008	TX0006665116

	Saint Louis post-dispatch Type of work: Serial Issues registered: October 08 (31 issues)	05/03/2008	TX0006646973

	Saint Louis post-dispatch Type of work: Serial Issues registered: March 09 (31 issues)	02/23/2010	TX0006702286

	Saint Louis post-dispatch Type of work: Serial Issues registered: April 09 (30 issues)	02/23/2010	TX0006702287

	Saint Louis post-dispatch Type of work: Serial Issues registered: July 09 (31 issues)	03/08/2010	TX0006702264

	Saint Louis post-dispatch Type of work: Serial Issues registered: August 09 (31 issues)	03/08/2010	TX0006702268

	Saint Louis post-dispatch Type of work: Serial Issues registered: September 09 (30 issues)	05/05/2010	TX0006704263

	Saint Louis post-dispatch Type of work: Serial Issues registered: October 09 (31 issues)	05/05/2010	TX0006704262

	Saint Louis post-dispatch Type of work: Serial Issues registered: November 09 (30 issues)	03/19/2010	TX0006702449

SUPPLEMENT TO ANNEX J

Saint Louis post-dispatch Type of work: Serial Issues registered: March 10 (31 issues)	05/24/2010	TX0006704110

Saint Louis post-dispatch Type of work: Serial Issues registered: November 10 (30 issues)	03/14/2011	TX0006772293

Saint Louis post-dispatch Type of work: Serial Issues: November 2007 (30 issues)	pending	pending

Saint Louis post-dispatch Type of work: Serial Issues registered: March 2011 (31 issues)	08/02/2011	TX0006783632

Saint Louis post-dispatch Type of work: Serial Issues registered: April 2011 (30 issues)	08/02/2011	TX0006783633

Saint Louis post-dispatch Type of work: Serial Issues: December 2007 (31 issues)	pending	pending

Saint Louis post-dispatch Type of work: Serial Issues: January 08 (31 issues)	pending	pending

Saint Louis post-dispatch Jan12 (31 issues)	05/05/2012	TX0006789925

Saint Louis post-dispatch Feb12 (29 issues)	05/04/2012	TX0006789539

Saint Louis post-dispatch Mar12 (31 issues)	05/04/2012	TX0006789538

Saint Louis post-dispatch May11 (31 issues)	09/26/2011	TX0006788100

Saint Louis post-dispatch Jun11 (30 issues)	09/26/2011	TX0006788104

Saint Louis post-dispatch Jul11 (31 issues)	02/14/2012	TX0006789345

Saint Louis post-dispatch Aug11 (31 issues)	02/14/2012	TX0006790366

Saint Louis post-dispatch Sep11 (30 issues)	02/13/2012	TX0006787889

Saint Louis post-dispatch Oct11 (31 issues)	05/04/2012	TX0006601103

Saint Louis post-dispatch Nov11 (30 issues)	05/04/2012	TX0006601102

Saint Louis post-dispatch Dec11 (31 issues)	05/04/2012	TX0006789924

SUPPLEMENT TO ANNEX J

	Saint Louis post-dispatch Aug10 (31 issues)	02/01/2011	TX0006772179

	Saint Louis post-dispatch Sep10 (30 issues)	02/01/2011	TX0006772180

	Saint Louis post-dispatch Oct10 (31 issues)	02/01/2011	TX0006772177

	Tear gas shot at protesters	9/4/2014	VA0001931472

	Rick Stream Election Party Watch	10/8/2014	VA0001950452

	Ferguson in pictures	11/6/2014	VA0001929823

	Ferguson in pictures	11/6/2014	VA0001929821

	Ferguson in pictures	11/6/2014	VA0001930119

	Ferguson in pictures	11/6/2014	VA0001930134

	Ferguson in pictures	11/6/2014	VA0001930148

	Ferguson in pictures	11/6/2014	VA0001930126

	Ferguson in pictures	11/6/2014	VA0001930000

	Ferguson in pictures	11/7/2014	VA0001930267

	Ferguson in pictures	11/7/2014	VA0001930169

	Ferguson in pictures	11/7/2014	VA0001930821

	Ferguson shows a chance of peace	11/14/2014	VA0001931263

	Guard members hear rumors they are leaving	11/14/2014	VA0001931261

Times Mirror Magazines, Inc. Sporting News Publishing Company, Pulitzer Company. St. Louis Post-Dispatch	Celebrating 70 : Mark McGwire’s historic season	11/20/1998	TX0004894995

Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)	Candidates : a simulation game designed for use with the St. Louis Post-Dispatch	10/27/1978	TX0000136299

	Newspaper geography : learning map skills with the St. Louis post-dispatch, an independent newspaper, St. Louis globe-democrat, an independent newspaper	03/05/1981	TX0000658448

SUPPLEMENT TO ANNEX J

	Practical life skill activity cards : “newspaper activities corresponding to the objectives of the Missouri basic essential skills test”	10/30/1978	TX0000139435

	Brezhnev reported to have leukemia	02/21/1978	TX0000014182

Pulitzer Publishing Company (employer for hire)	“See-through” wall is invented for Jewish services	10/15/1998	TX0004751091

Saint Louis Post-Dispatch (employer for hire)	High and mighty : the flood of ’93	01/24/1994	TX0003720674

Saint Louis Post-Dispatch/Globe Democrat	Newspapers and law-related education	10/13/1981	TX0000781663

	Newspapers and law-related education : grades 5-9	10/13/1981	TX0000781662

Saint Louis Post-Dispatch	Saint Louis post-dispatch — the best recipes cookbook	11/14/1983	TX0001257986

Pulitzer Inc.	See list of serials attached hereto as Exhibit J-5

SEE EXHIBITS J-3, J-4 AND J-5 ATTACHED HERETO.

For copies of the contents of Exhibits J-3, J-4 and J-5, please contact the Registrant.

SUPPLEMENT TO ANNEX N

SCHEDULE OF STOCK

4. Pulitzer Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Pulitzer Technologies, Inc.	Common	500	1	100%	(i	)
Pulitzer Newspapers, Inc.	Common	9.3	1	100%	(i	)
Star Publishing Company	Common	50,120	10	100%	(i	)

5. Pulitzer Newspapers, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Flagstaff Publishing Co.	Common	1,875	19	100%	(i	)
Hanford Sentinel Inc.	Common	4,200	23	100%	(i	)
Santa Maria Times, Inc.	Common	4,950	13	100%	(i	)
Ynez Corporation	Common	90	1	100%	(i	)
Napa Valley Publishing Co.	Common	8,000	29	100%	(i	)
Pantagraph Publishing Co.	Common	100	4	100%	(i	)
Southwestern Oregon Publishing Co.	Common	11,960	14	100%	(i	)
Pulitzer Missouri Newspapers, Inc.	Common	48,504	4	100%	(i	)

SUPPLEMENT TO ANNEX O

SCHEDULE OF NOTES

NONE

SUPPLEMENT TO ANNEX P

SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

1.	Pulitzer, Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
St. Louis Post-Dispatch LLC	LLC	98.95%	(iv	)
STL Distribution Services LLC	LLC	98.95%	(iv	)
Suburban Journals of Greater St. Louis LLC	LLC	100%	(iv	)
Pulitzer Network Systems LLC	LLC	100%	(iv	)
Amplified Digital, LLC	LLC	100%	(iv	)
Media Brands, L.L.C.	LLC	< 50%	(iv	)

2. St. Louis Post-Dispatch LLC

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Fairgrove LLC	LLC	100%	(iv	)

SUPPLEMENT TO ANNEX Q

SCHEDULE OF PARTNERSHIP INTERESTS

1.	Star Publishing Company

Name of Issuing Partnership	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
TNI Partners	General Partnership	50%	(iv	)